-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                  EXCHANGE FUND
                                ----------------

                               ANNUAL REPORT

                               December 31, 2000

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN

                               America's Red Hot Economy
                               Cooled in 2000

                               PORTFOLIO MANAGER'S REVIEW

                               A Challenging Year for U.S. Stocks

                               FUND INFORMATION

                               Facts and Figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS



                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
                                                                 in
                                                               Service

[Logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. "Dick" Davis]

DEAR SHAREHOLDER:
America's red-hot economy cooled in the second and third quarters of 2000 after six consecutive interest rate hikes by the Federal Reserve Board. The pace of economic expansion was cut in half in a matter of months. Higher interest rates figured into reduced corporate profits, helped slow job creation and finally put a damper on consumer spending while unemployment claims ticked upward. Dwindling consumer confidence translated into a disappointing holiday season for retailers--the worst in a decade despite two additional shopping days.

STOCKS
After a record year in 1999, technology stocks led the markets downward in 2000. The Nasdaq returned -38.29% in its worst year ever. The S&P 500 returned -9.10%.(1) Yet, some major sectors of the market soared. Utilities, healthcare and financial stocks delivered strong, double-digit performance as investors became more defensive as the year wore on. Mid-cap stocks outperformed both small- and large-cap stocks for the year.

BONDS
Bonds were the bright spot in the majority of investor portfolios, as they outperformed most broad stock market indices for the year. Slower economic growth and steady short-term interest rates were encouraging signs. U.S. Treasury bonds were the strongest performers, helped by the federal government's buyback of $30 billion in long-term bonds. Mortgage and municipal bonds did well while corporate bonds lagged. High-yield bonds underperformed on concerns about quality and debt in a slowing economy.

INTERNATIONAL
Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Japan failed to make progress toward an economic recovery, and its stock market sank further into negative territory. Smaller Asian markets were hurt by weakness elsewhere and emerging markets lacked strength. For the year, only a handful of markets generated positive returns as measured by Morgan Stanley Capital International: Canada (which held on to some early technology gains), Denmark, Luxembourg and Switzerland among industrialized nations; Venezuela, the Czech Republic and Israel among emerging markets.

OUTLOOK AND OPPORTUNITIES
It's a pleasure to speak directly to shareholders in my new capacity as President and Chief Executive Officer of State Street Research & Management Company. Although 2000 was a challenging year for investors, there have been areas of opportunity among bonds and stocks. The lesson? Diversification is still the best way to reduce the impact of market volatility. Now is a good time to consult your financial professional for a review of your portfolio. As always, we thank you for your business and your confidence in State Street Research funds.

    Sincerely,

/s/ Richard S. Davis

    Richard S. "Dick" Davis
    Chairman

December 31, 2000

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

(1) The S&P 500 (officially the S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.


(2) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2000)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON 12/31/90(2)

-----------------------
12/90           10,000
12/91           12,997
12/92           13,874
12/93           14,552
12/94           15,052
12/95           20,237
12/96           25,510
12/97           33,599
12/98           43,037
12/99           51,039
12/00           47,974


  AVERAGE ANNUAL TOTAL RETURN(2)

  -------------------------------------------------------------
     LIFE OF FUND
   (since 12/17/76)        10 YEARS       5 YEARS       1 YEAR
  -------------------------------------------------------------
        14.41%              17.21%         19.31%        -4.13%
  -------------------------------------------------------------

TOP 5 INDUSTRIES
(by percentage of net assets)

DRUGS & BIOTECHNOLOGY                   20.4%
OIL: INTEGRATED INTERNATIONAL            8.2%
MULTI-SECTOR                             7.7%
MISCELLANEOUS FINANCIAL                  7.5%
RETAIL                                   7.2%

Total: 51.0%

PORTFOLIO MANAGER'S REVIEW
Exchange Fund: A Challenging Year for U.S. Stocks


[Photo of Kennard "Pete" Woodworth]
    Kennard "Pete" Woodworth
      Portfolio Manager

We spoke with Pete Woodworth, portfolio manager of State Street Research Exchange Fund, about the year ended December 31, 2000 and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a challenging year for the fund. The fund returned -4.13% for the 12 months ended December 31, 2000. Although a negative return is always disappointing, the fund did far better than the Lipper Large-Cap Core Funds Average, which returned -8.96% for the same period.(1) The fund also outperformed the S&P 500, which returned -9.10%.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Although we expected an economic slowdown, we underestimated the severity of the downturn and its impact on growth stocks. The fund's performance reflects that weak environment.

Q: WHAT INVESTMENTS OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: Despite the unfavorable equity environment, good stock selection helped us generate gains from selected sectors of the market. Among the fund's strongest performers were: Merck, a pharmaceutical company that reported strong earnings growth; Target, a discount department store chain that benefited from renewed market interest in retailers; and Philip Morris, the food and tobacco giant that began to recover from litigation fears.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?
A: We were hurt by our investments in technology and telecommunications. Computer giant IBM fell amid concerns that a weaker economy would cause cutbacks in technology spending. Ericsson, the world's leader in mobile phone infrastructure, came down after disappointing earnings reports.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
A: In general, we expect the market environment to remain volatile. Our strategy remains unchanged: Invest in high-quality stocks with the potential for long-term growth of earnings and dividends. We believe that technology, healthcare and selected financial companies continue to offer excellent long-term growth prospects.


December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

1 EXXON MOBIL Oil                                            6.2%
2 AMERICAN EXPRESS Financial services                        5.3%
3 PFIZER Pharmaceuticals                                     5.3%
4 TARGET Retail                                              4.4%
5 MERCK Pharmaceuticals                                      4.4%
6 JOHNSON & JOHNSON Pharmaceuticals                          4.0%
7 ST. PAUL Insurance                                         3.9%
8 IBM Computer systems                                       3.8%
9 GENERAL ELECTRIC Electrical equipment                      3.8%
J APPLERA Scientific and technical instruments               3.3%

These securities represent an aggregate of 44.4% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.


BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 2000 through December 31, 2000)

BEST /\
-------------------------------------------
PFIZER
PE BIOSYSTEMS
MERCK

WORST \/
-------------------------------------------
LUCENT TECHNOLOGIES
MICROSOFT
L.M. ERICSSON

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 2000
--------------------------------------------------------------------------------
                                                                    VALUE
                                                      SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.8%
AUTOMOBILES & TRANSPORTATION 1.3%
AUTOMOBILES 1.3%
General Motors Corp. ............................        112,800   $  5,745,750
                                                                   ------------
Total Automobiles & Transportation ..............                     5,745,750
                                                                   ------------
CONSUMER DISCRETIONARY 7.2%
RETAIL 7.2%
Target Corp. ....................................        602,208     19,421,208
Wal-Mart Stores, Inc. ...........................        223,200     11,857,500
                                                                   ------------
                                                                     31,278,708
                                                                   ------------
Total Consumer Discretionary ....................                    31,278,708
                                                                   ------------
CONSUMER STAPLES 8.8%
BEVERAGES 3.6%
Anheuser-Busch Companies, Inc. ..................        225,200     10,246,600
Coca-Cola Co. ...................................         87,735      5,346,351
                                                                   ------------
                                                                     15,592,951
                                                                   ------------
FOODS 1.4%
General Mills Inc. ..............................        138,400      6,167,450
                                                                   ------------
HOUSEHOLD PRODUCTS 2.2%
Procter & Gamble Co. ............................        123,200      9,663,500
                                                                   ------------
TOBACCO 1.6%
Philip Morris Companies, Inc. ...................        160,300      7,053,200
                                                                   ------------
Total Consumer Staples ..........................                    38,477,101
                                                                   ------------
FINANCIAL SERVICES 14.7%
BANKS & SAVINGS & LOAN 1.3%
J.P. Morgan Chase & Co. .........................        124,728      5,667,328
                                                                   ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 2.0%
First Data Corp. ................................        165,338      8,711,246
                                                                   ------------
INSURANCE 3.9%
Saint Paul Companies, Inc. ......................        314,400     17,075,850
                                                                   ------------
MISCELLANEOUS FINANCIAL 7.5%
American Express Co. ............................        424,773     23,335,967
Federal National Mortgage Association ...........        110,400      9,577,200
                                                                   ------------
                                                                     32,913,167
                                                                   ------------
Total Financial Services ........................                    64,367,591
                                                                   ------------
HEALTHCARE 20.9%
DRUGS & BIOTECHNOLOGY 20.4%
American Home Products Corp. ....................        206,944     13,151,291
Johnson & Johnson ...............................        165,146     17,350,652
Merck & Company, Inc. ...........................        206,009     19,287,592
Novartis AG ADR .................................        185,384      8,295,934
Pfizer Inc. .....................................        502,800     23,128,800
Pharmacia Corp. .................................        135,000      8,235,000
                                                                   ------------
                                                                     89,449,269
                                                                   ------------
HOSPITAL SUPPLY 0.5%
Applera Corp. - Celera Genomics Group ...........         58,000      2,084,375
                                                                   ------------
Total Healthcare ................................                    91,533,644
                                                                   ------------
INTEGRATED OILS 8.2%
INTEGRATED INTERNATIONAL 8.2%
BP Amoco PLC ADR ................................        187,702      8,986,233
Exxon Mobil Corp. ...............................        311,489     27,080,075
                                                                   ------------
                                                                     36,066,308
                                                                   ------------
Total Integrated Oils ...........................                    36,066,308
                                                                   ------------

MATERIALS & PROCESSING 0.8%
CHEMICALS 0.8%
Dow Chemical Co. ................................         84,620      3,099,208
Syngenta AG ADR* ................................         20,079        219,614
                                                                   ------------
                                                                      3,318,822
                                                                   ------------
Total Materials & Processing ....................                     3,318,822
                                                                   ------------
OTHER 7.7%
MULTI-SECTOR 7.7%
Berkshire Hathaway Inc. Cl. B* ..................          4,298     10,117,492
General Electric Co. ............................        344,970     16,536,999
Tyco International Ltd. .........................        125,720      6,977,460
                                                                   ------------
Total Other .....................................                    33,631,951
                                                                   ------------
OTHER ENERGY 2.2%
OFFSHORE DRILLING 0.2%
Transocean Sedco Forex Inc.* ....................         21,148        972,808
                                                                   ------------
OIL WELL EQUIPMENT & SERVICES 2.0%
Schlumberger Ltd. ...............................        109,238      8,732,213
                                                                   ------------
Total Other Energy ..............................                     9,705,021
                                                                   ------------
PRODUCER DURABLES 5.8%
AEROSPACE 2.0%
Boeing Co. ......................................        131,800      8,698,800
                                                                   ------------
MACHINERY 1.3%
Caterpillar Inc. ................................        116,800      5,526,100
                                                                   ------------
PRODUCTION TECHNOLOGY EQUIPMENT 2.5%
Agilent Technologies Inc.* ......................         29,749      1,628,758
Millipore Corp. .................................        150,000      9,450,000
                                                                   ------------
                                                                     11,078,758
                                                                   ------------
Total Producer Durables .........................                    25,303,658
                                                                   ------------
TECHNOLOGY 18.7%
COMMUNICATIONS TECHNOLOGY 5.6%
Corning Inc. ....................................        137,000      7,235,322
General Motors Corp. Cl. H* .....................        161,500      3,714,500
L.M. Ericsson Telephone Co. ADR Cl. B ...........      1,219,680     13,645,170
                                                                   ------------
                                                                     24,594,992
                                                                   ------------
COMPUTER SOFTWARE 2.8%
Microsoft Corp.* ................................        199,945      8,672,614
Veritas Software Co.* ...........................         40,000      3,500,000
                                                                   ------------
                                                                     12,172,614
                                                                   ------------
COMPUTER TECHNOLOGY 4.9%
Hewlett-Packard Co. .............................        156,000      4,923,750
International Business Machines Corp. ...........        195,022     16,576,870
                                                                   ------------
                                                                     21,500,620
                                                                   ------------
ELECTRONICS 3.3%
Applera Corp. -- Applied Biosystems Group .......        152,514     14,345,848
                                                                   ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 2.1%
Texas Instruments Inc. ..........................        199,300      9,441,838
                                                                   ------------
Total Technology ................................                    82,055,912
                                                                   ------------
UTILITIES 2.5%
TELECOMMUNICATIONS 2.5%
Vodafone Group PLC ADR ..........................        309,500     11,083,969
                                                                   ------------
Total Utilities .................................                    11,083,969
                                                                   ------------
Total Common Stocks (Cost $119,650,082) .........                   432,568,435
                                                                   ------------

                                       PRINCIPAL       MATURITY        VALUE
                                        AMOUNT            DATE        (NOTE 1)
-------------------------------------------------------------------------------
COMMERCIAL PAPER 3.3%
Goldman Sachs Group LP, 6.55% .....   $14,200,000      1/11/2001   $ 14,174,164
Verizon Network Funding Inc., 6.54%       120,000      1/09/2001        119,826
                                                                   ------------
Total Commercial Paper (Cost $14,293,990) ......................     14,293,990
                                                                   ------------
Total Investments (Cost $133,944,072) - 102.1% .................    446,862,425
Cash and Other Assets, Less Liabilities - (2.1)% ...............     (9,057,933)
                                                                   ------------
Net Assets - 100.0% ............................................   $437,804,492
                                                                   ============


Federal Income Tax Information:
At December 31, 2000, the net unrealized appreciation of
  investments based on cost for federal income tax
  purposes of $123,952,528 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost.............  $333,381,400
Aggregate gross unrealized depreciation for all investments in
  which there is an excells of tax cost over value ..............   (10,471,503)
                                                                   ------------
                                                                   $322,909,897
                                                                   ============

--------------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000


ASSETS
Investments, at value (Cost $133,944,072) (Note 1) .........       $446,862,425
Cash .......................................................             21,342
Dividends receivable .......................................            428,027
Other assets ...............................................              7,700
                                                                   ------------
                                                                    447,319,494
LIABILITIES
Federal income tax payable .................................          8,369,230
Accrued management fee (Note 2) ............................            750,772
Payable for fund shares redeemed ...........................            265,456
Accrued trustees' fees (Note 2) ............................             22,932
Accrued administration fee (Note 2) ........................              7,011
Accrued transfer agent and shareholder services
  (Note 2) .................................................              6,479
Other accrued expenses .....................................             93,122
                                                                   ------------
                                                                      9,515,002
                                                                   ------------
NET ASSETS                                                         $437,804,492
                                                                   ============
Net Assets consist of:
  Undistributed net investment income ......................       $    121,633
  Unrealized appreciation of investments ...................        312,918,353
  Paid-in capital ..........................................        124,764,506
                                                                   ------------
                                                                   $437,804,492
                                                                   ============
Net Asset Value per share
  ($437,804,492 / 760,400 shares) ..........................            $575.76
                                                                        =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 2000

INVESTMENT INCOME
Dividends, net of foreign taxes of $56,128 .................      $  5,392,693
Interest (Note 1) ..........................................           856,830
                                                                  ------------
                                                                     6,249,523
EXPENSES
Management fee (Note 2) ....................................         2,344,359
Custodian fee ..............................................            96,551
Administration fee (Note 2) ................................            32,841
Audit fee ..................................................            31,341
Transfer agent and shareholder services (Note 2) ...........            28,911
Trustees' fees (Note 2) ....................................            22,932
Reports to shareholders ....................................            13,845
Legal fees .................................................             3,008
Miscellaneous ..............................................            19,829
                                                                  ------------
                                                                     2,593,617
Fees paid indirectly (Note 2) ..............................            (1,017)
                                                                  ------------
                                                                     2,592,600
                                                                  ------------
Net investment income ......................................         3,656,923
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ...........        36,948,192
Provision for federal income tax ...........................        (8,369,230)
                                                                  ------------
                                                                    28,578,962
Change in unrealized depreciation of investments ...........       (60,416,340)
                                                                  ------------
Net loss on investments ....................................       (31,837,378)
                                                                  ------------
Net decrease in net assets resulting from operations .......      $(28,180,455)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        YEARS ENDED DECEMBER 31
                                                                   -----------------------------------
                                                                     1999                   2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .......................................      $  3,599,388           $  3,656,923
                                                                   ------------           ------------
Net realized gain on investments ............................        17,349,099             36,948,192
Provision for federal income tax ............................                --             (8,369,230)
                                                                   ------------           ------------
                                                                     17,349,099             28,578,962
                                                                   ------------           ------------
Change in unrealized appreciation
  (depreciation) of investments .............................        57,361,552            (60,416,340)
                                                                   ------------           ------------
Net increase (decrease) resulting from
  operations ................................................        78,310,039            (28,180,455)
                                                                   ------------           ------------
Dividends from net investment income                                 (3,693,577)            (3,542,752)
                                                                   ------------           ------------
Share transactions:
Net asset value of shares issued
  in payment of dividends ...................................           695,523                578,386
Cost of shares repurchased ..................................       (21,344,944)           (16,212,024)
                                                                   ------------           ------------
Net decrease from fund share
  transactions ..............................................       (20,649,421)           (15,633,638)
                                                                   ------------           ------------
Total increase (decrease) in net assets                              53,967,041            (47,356,845)
NET ASSETS
Beginning of year ...........................................       431,194,296            485,161,337
                                                                   ------------           ------------
End of year (including undistributed net investment income
  of $7,383 and $121,633, respectively)......................      $485,161,337           $437,804,492
                                                                   ============           ============

Number of shares:
Issued upon reinvestment of dividends                                     1,181                    974
Repurchased .................................................           (37,145)               (27,148)
                                                                        -------                -------
Net decrease in fund shares .................................           (35,964)               (26,174)
                                                                        =======                =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

NOTE 1

State Street Research Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. As of December 31, 2000, there were no loaned securities. During the year ended December 31, 2000, income from securities lending amounted to $24,240 and is included in interest income.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2000, the fees pursuant to such agreement amounted to $2,344,359.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly owned subsidiary of MetLife, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 2000, the amount of such expenses was $7,524.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2000 the Fund's transfer agent fees were reduced by $1,017 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $22,932 during the year ended December 31, 2000.

The Fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the Fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research Funds. During the year ended December 31, 2000, the amount of such expenses was $32,841.

NOTE 3

For the year ended December 31, 2000, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $16,208,929 representing redemptions in kind, aggregated $46,449,912 and $62,323,823, respectively.

NOTE 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 per value per share.

At December 31, 2000, the Adviser owned 13,766 shares of the Fund.

STATE STREET RESEARCH EXCHANGE FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         YEARS ENDED DECEMBER 31
                                                  --------------------------------------------------------------------------
                                                    1996             1997             1998             1999             2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            265.44           326.68           421.09           524.22           616.80
                                                  ------           ------           ------           ------           ------
  Net investment income ($)                         4.09             4.67             5.00             4.54             4.75

  Net realized and unrealized gain (loss) on
    investments ($)*                               61.76            94.39           103.13            92.69           (41.19)
                                                  ------           ------           ------           ------           ------
TOTAL FROM INVESTMENT OPERATIONS ($)               65.85            99.06           108.13            97.23           (36.44)
                                                  ------           ------           ------           ------           ------
  Dividends from net investment income ($)         (4.10)           (4.65)           (5.00)           (4.65)           (4.60)

  Distribution from capital gains ($)              (0.51)              --               --               --               --
                                                  ------           ------           ------           ------           ------
TOTAL DISTRIBUTIONS ($)                            (4.61)           (4.65)           (5.00)           (4.65)           (4.60)
                                                  ------           ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR ($)                  326.68           421.09           524.22           616.80           575.76
                                                  ======           ======           ======           ======           ======
Total return (%)                                   26.06            31.71            28.09            18.59            (4.13)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)          276,724          348,290          431,194          485,161          437,804

Expense ratio (%)                                   0.57             0.56             0.56             0.55             0.55

Expense ratio after expense reductions (%)          0.57             0.56             0.56             0.55             0.55

Ratio of net investment income to average
  net assets (%)                                    1.36             1.19             1.05             0.78             0.78

Portfolio turnover rate (%)                         5.39             2.26             4.52             1.04            10.51

*After provision for Federal tax on retained
  capital gains at end of year                      3.07             4.20             9.72               --            11.01

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EXCHANGE TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EXCHANGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Exchange Fund (a series of State Street Research Exchange Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

It was a challenging year for the fund. The fund returned -4.13% for the 12 months ended December 31, 2000. Although a negative return is always disappointing, the fund did far better than the Lipper Large-Cap Core Funds Average, which lost -8.96% for the same period. The fund also outperformed the S&P 500, which returned -9.10%.

The fund's performance reflects our underestimation of the severity of the economic slowdown that ensued during the second half of the year. Despite the unfavorable environment, good stock selection helped us generate gains from selected sectors of the market, such as pharmaceuticals, retail, food and tobacco. We were hurt by our investments in technology and telecommunications.

We expect a volatile market environment ahead. Our strategy remains unchanged: invest in high-quality stocks with the potential for long-term growth of earnings and dividends. We believe that technology, health care and selected financial companies continue to offer excellent long-term growth prospects.

December 31, 2000

Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                          INVESTED IN EXCHANGE FUND

  ---------------------------
  Average Annual Total Return
  ---------------------------
  1 Year   5 Years   10 Years
  ---------------------------
  -4.13%   19.31%     17.21%
  ---------------------------

                     State Street Research
                         Exchange Fund      S & P 500 Index
          -------------------------------------------------
          12/90            $10,000             $10,000
          12/91             12,997              13,040
          12/92             13,874              14,032
          12/93             14,552              15,443
          12/94             15,052              15,646
          12/95             20,237              21,519
          12/96             25,510              26,456
          12/97             33,599              35,280
          12/98             43,037              45,369
          12/99             51,039              54,912
          12/00             47,974              49,914

STATE STREET RESEARCH EXCHANGE FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EXCHANGE TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
EXCHANGE FUND                              Chairman of the Board,                 Chairman of the Board, President,
One Financial Center                       President and                          Chief Executive Officer
Boston, MA 02111                           Chief Executive Officer                and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         JAMES M. WEISS                         Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       KENNARD WOODWORTH, JR.                 Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President,
DISTRIBUTOR                                GERARD P. MAUS                         PictureTel Corporation
State Street Research                      Treasurer
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       DOUGLAS A. ROMICH                      Former Senior Vice President
Boston, MA 02111                           Assistant Treasurer                    for Finance and Operations
                                                                                  and Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       FRANCIS J. MCNAMARA, III               State University
State Street Research                      Secretary and General Counsel
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              DARMAN A. WING                         Former Executive Vice
Boston, MA 02266-8408                      Assistant Secretary and                President, Chief Operating
1-87-SSR-FUNDS (1-877-773-8637)            Assistant General Counsel              Officer and Director,
                                                                                  Hewlett-Packard Company
CUSTODIAN                                  SUSAN E. BREEN
State Street Bank and                      Assistant Secretary                    SUSAN M. PHILLIPS
Trust Company                                                                     Dean, School of Business and
225 Franklin Street                        AMY L. SIMMONS                         Public Management, George
Boston, MA 02110                           Assistant Secretary                    Washington University; former
                                                                                  Member of the Board of Governors
LEGAL COUNSEL                                                                     of the Federal Reserve System and
Goodwin, Procter & Hoar LLP                                                       Chairman and Commissioner of
Exchange Place                                                                    the Commodity Futures Trading
Boston, MA 02109                                                                  Commission

INDEPENDENT ACCOUNTANTS                                                           TOBY ROSENBLATT
PricewaterhouseCoopers LLP                                                        President, Founders Investments Ltd.
160 Federal Street                                                                President, The Glen Ellen Company
Boston, MA 02110
                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH EXCHANGE FUND                          -----------------
One Financial Center                                             PRSRT STD
Boston, MA 02111                                                   AUTO
                                                             U.S. POSTAGE PAID
                                                               HOLLISTON, MA
                                                                 PERMIT #20
                                                             -----------------




QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

VISIT us on the Internet at:
    WWW.SSRFUNDS.COM

CALL us at 1-87-SSR-FUNDS (1-877-773-8637) or
    Hearing-impaired 1-800-676-7876
    Chinese and Spanish-speaking 1-888-638-3193

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2001 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0202)SSR-LD                                 EX-1225-0201